UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2011

State Bank Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

000-54056	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

415 East Paces Ferry Road, NE, Suite 250
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

(404) 475-6599

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition

On May 16, 2011, State Bank Financial Corporation, holding company for State Bank and Trust Company, issued a press release announcing its unaudited financial results for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events

On May 17, 2011, State Bank Financial Corporation issued a press release announcing that it will hold an investor conference call on May 19, 2011 starting at 9:30 a.m. Eastern Time to discuss its consolidated historical operating results, strategic plans and outlook.  Instructions on how to access the conference call are included in the press release, which is attached hereto as Exhibit 99.2.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated May 16, 2011

99.2	Press Release dated May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 17, 2011	By:	/s/ Joseph W. Evans
Joseph W. Evans
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated May 16, 2011

99.2	Press release dated May 17, 2011